UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2019

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	561-998-2440

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On November 18, 2019 Bright Mountain Media, Inc., (OTCQB: BMTM), a digital media holding company whose primary focus is connecting brands with consumers as a full advertising services platform, announced today that effective November 18, 2019, it closed the previously announced Agreement and Plan of Merger (the “Merger”) to acquire News Distribution Network (“NDN”) in a stock transaction. NDN was created as a legal entity on November 16, 2019 as the result of an inversion transaction by Inform, Inc. In the inversion transaction, NDN was spun-off and certain assets and liabilities were transferred to this new entity. Due to the timing of the new creation of NDN, as a spin-off of Inform, Inc., historical financial statements of NDN do not exist, therefore the financial statements of Inform, Inc. are presented within this filing and as exhibits. All references to NDN’s historical activities herein are those of Inform, Inc.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that Bright Mountain Media filed with the Securities and Exchange Commission (“SEC”) on November 18, 2019 regarding the completion of its acquisition of NDN to include the historical financial statements of NDN required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of NDN as of and for the years ended December 31, 2018 and 2017, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, and unaudited financial statements of NDN as of and for the nine-month period ended September 30, 2019, are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma financial information for Bright Mountain Media, after giving effect to the acquisition of NDN and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements of NDN as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017 and the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon.

99.2	Unaudited condensed consolidated financial statements of NDN as of September 30, 2019 and for the nine-month period ended September 30, 2019 and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2019 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018, giving effect to the acquisition of NDN.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bright Mountain Media, Inc.

Date: May 13, 2020	By:	/s/ Alan Bergman
	Name:	Alan Bergman
	Title:	Chief Financial Officer